                                                                     Exhibit 4.2


================================================================================











                                  CARNIVAL PLC


                                       AND


                         U.S. BANK NATIONAL ASSOCIATION,

                                     Trustee


                               -------------------

                                    INDENTURE

                              Dated as of [      ]

                              --------------------





                          SUBORDINATED DEBT SECURITIES










================================================================================

                                  CARNIVAL PLC
                             CROSS REFERENCE SHEET*

                  This Cross Reference Sheet shows the location in the Indenture of the provisions inserted pursuant to Section 310-318, inclusive, of the Trust Indenture Act of 1939.

 TRUST INDENTURE ACT                                       SECTIONS OF INDENTURE
 -------------------                                       ---------------------
 310(a)(1)(2)........................................      6.9
      (3)(4).........................................      Inapplicable
      (5)  ..........................................      6.9
 310(b)    ..........................................      6.8 and 6.10
      (b)(1)(A)(C)...................................      Inapplicable
 310(c)    ..........................................      Inapplicable
 311(a)(b)                                                 6.13
      (c)  ..........................................      Inapplicable
 312(a)    ..........................................      7.1 and 7.2
      (b)(c).........................................      7.2
 313(a)(1)(2)(3)(4)(5)(7)............................      7.3
      (6)  ..........................................      Inapplicable
      (b)(1).........................................      Inapplicable
         (2).........................................      7.3
      (c)(d).........................................      7.3
 314(a)    ..........................................      7.4
      (b)  ..........................................      Inapplicable
      (c)(1)(2)......................................      1.2
         (3).........................................      Inapplicable
      (d)  ..........................................      Inapplicable
      (e)  ..........................................      1.2
 315(a)(c)(d)........................................      6.1
      (b)  ..........................................      6.2
      (e)  ..........................................      5.14
 316(a)(1)                                                 5.12 and 5.13
         (2).........................................      Inapplicable
      (b)  ..........................................      5.8
      (c)  ..........................................      1.4
 317(a)    ..........................................      5.3 and 5.4
      (b)  ..........................................      10.3
 318(a)(c)                                                 1.5
      (b)  ..........................................      Inapplicable


--------------------

* The Cross Reference Sheet is not part of the Indenture.

                               TABLE OF CONTENTS*


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ARTICLE 1 DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION........................................1

         Section 1.1           Certain Terms Defined.....................................................1
         Section 1.2           Compliance Certificates and Opinions......................................9
         Section 1.3           Form of Documents Delivered to Trustee....................................9
         Section 1.4           Acts of Holders..........................................................10
         Section 1.5           Conflict With Trust Indenture Act........................................11
         Section 1.6           Effect of Headings and Table of Contents.................................11
         Section 1.7           Separability Clause......................................................11
         Section 1.8           Benefits of Indenture....................................................11
         Section 1.9           Legal Holidays...........................................................11

ARTICLE 2 SECURITY FORMS................................................................................11

         Section 2.1           Forms Generally..........................................................11
         Section 2.2           Form of Face of Security.................................................12
         Section 2.3           Form of Reverse of Security..............................................14
         Section 2.4           Form of Trustee's Certificate of Authentication..........................18
         Section 2.5           Securities Issuable in the Form of a Global Security.....................19

ARTICLE 3 THE SECURITIES................................................................................20

         Section 3.1           Amount Unlimited; Issuable in Series.....................................20
         Section 3.2           Denominations............................................................22
         Section 3.3           Execution, Authentication, Delivery and Dating...........................23
         Section 3.4           Temporary Securities.....................................................25
         Section 3.5           Registration; Registration of Transfer and Exchange......................25
         Section 3.6           Mutilated, Destroyed, Lost or Stolen Securities..........................26
         Section 3.7           Payment of Interest; Interest Rights Preserved...........................27
         Section 3.8           Persons Deemed Owners....................................................28
         Section 3.9           Cancellation.............................................................28
         Section 3.10          Computation of Interest..................................................28

ARTICLE 4 SATISFACTION AND DISCHARGE....................................................................29

         Section 4.1           Satisfaction and Discharge of Indenture..................................29
         Section 4.2           Application of Trust Money...............................................30
         Section 4.3           Repayment of Moneys Held by Paying Agent.................................30
         Section 4.4           Repayment of Moneys Held by Trustee......................................30



-----------------------

* The table of contents, comprising pages i to iv, is not part of this Indenture.

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ARTICLE 5 REMEDIES......................................................................................31

         Section 5.1           Events of Default........................................................31
         Section 5.2           Acceleration of Maturity; Rescission and Annulment.......................33
         Section 5.3           Collection of Indebtedness and Suits for Enforcement by Trustee..........34
         Section 5.4           Trustee May File Proofs of Claim.........................................34
         Section 5.5           Trustee May Enforce Claims Without Possession of Securities..............35
         Section 5.6           Application of Money Collected...........................................35
         Section 5.7           Limitation On Suits......................................................35
         Section 5.8           Unconditional Right of Holders to Receive Principal, Premium
                               and Interest.............................................................36
         Section 5.9           Restoration of Rights and Remedies.......................................36
         Section 5.10          Rights and Remedies Cumulative...........................................37
         Section 5.11          Delay or Omission Not Waiver.............................................37
         Section 5.12          Control by Holders.......................................................37
         Section 5.13          Waiver of Past Defaults..................................................37
         Section 5.14          Undertaking for Costs....................................................38
         Section 5.15          Waiver of Stay or Extension Laws.........................................38

ARTICLE 6 THE TRUSTEE...................................................................................38

         Section 6.1           Certain Duties and Responsibilities......................................38
         Section 6.2           Notice of Defaults.......................................................39
         Section 6.3           Certain Rights of Trustee................................................40
         Section 6.4           Trustee Not Responsible for Recitals in Indenture or in Securities.......41
         Section 6.5           May Hold Securities......................................................41
         Section 6.6           Money Held in Trust......................................................41
         Section 6.7           Compensation and Reimbursement...........................................42
         Section 6.8           Disqualification; Conflicting Interest...................................42
         Section 6.9           Corporate Trustee Required; Eligibility..................................42
         Section 6.10          Resignation and Removal; Appointment of Successor........................42
         Section 6.11          Acceptance of Appointment by Successor...................................44
         Section 6.12          Merger, Conversion, Consolidation or Succession to Business..............45
         Section 6.13          Preferential Collection of Claims Against Company........................46

ARTICLE 7 HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY.............................................46

         Section 7.1           Company to Furnish Trustee Information as to Names and
                               Addresses of Holders.....................................................46
         Section 7.2           Preservation of Information; Communications to Holders...................46
         Section 7.3           Reports by Trustee.......................................................47
         Section 7.4           Reports by Company.......................................................48



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ARTICLE 8 CONSOLIDATION, MERGER, SALE OR CONVEYANCE.....................................................48

         Section 8.1           Consolidations and Mergers of Company Permitted Subject
                               to Certain Conditions....................................................48
         Section 8.2           Rights and Duties of Successor Corporation...............................49

ARTICLE 9 SUPPLEMENTAL INDENTURES.......................................................................49

         Section 9.1           Supplemental Indentures Without Consent of Holders.......................49
         Section 9.2           Supplemental Indentures With Consent of Holders..........................51
         Section 9.3           Execution of Supplemental Indentures.....................................52
         Section 9.4           Effect of Supplemental Indentures........................................52
         Section 9.5           Reference in Securities to Supplemental Indentures.......................52

ARTICLE 10 PARTICULAR COVENANTS OF THE COMPANY..........................................................53

         Section 10.1          Payment of Principal, Premium and Interest...............................53
         Section 10.2          Maintenance of Office or Agency..........................................53
         Section 10.3          Money for Securities Payments to be Held in Trust........................53
         Section 10.4          Statement by Officers as to Default......................................54
         Section 10.5          Additional Amounts.......................................................54

ARTICLE 11 REDEMPTION OF SECURITIES.....................................................................56

         Section 11.1          Applicability of Article.................................................56
         Section 11.2          Election to Redeem; Notice to Trustee....................................56
         Section 11.3          Selection by Trustee of Securities to be Redeemed........................57
         Section 11.4          Notice of Redemption.....................................................57
         Section 11.5          Deposit of Redemption Price..............................................58
         Section 11.6          Securities Payable On Redemption Date....................................58
         Section 11.7          Securities Redeemed in Part..............................................58
         Section 11.8          Optional Redemption or Assumption of Securities Under
                               Certain Circumstances....................................................58

ARTICLE 12 REPAYMENT AT OPTION OF HOLDERS...............................................................60

         Section 12.1          Applicability of Article.................................................60
         Section 12.2          Repayment of Securities..................................................60
         Section 12.3          Exercise of Option.......................................................60
         Section 12.4          When Securities Presented for Repayment Become Due and Payable...........60
         Section 12.5          Securities Repaid in Part................................................61

ARTICLE 13 SINKING FUNDS................................................................................61

         Section 13.1          Applicability of Article.................................................61
         Section 13.2          Satisfaction of Sinking Fund Payments With Securities....................61
         Section 13.3          Redemption of Securities for Sinking Fund................................62

ARTICLE 14 IMMUNITY OF INCORPORATORS, SHAREHOLDERS, OFFICERS, DIRECTORS AND EMPLOYEES...................62

         Section 14.1          Exemption From Individual Liability......................................62




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ARTICLE 15 SUBORDINATION................................................................................63

         Section 15.1          Agreement to Subordinate.................................................63
         Section 15.2          Liquidation; Dissolution; Bankruptcy.....................................63
         Section 15.3          Default On Senior Debt...................................................63
         Section 15.4          Acceleration of Securities...............................................64
         Section 15.5          When Distribution Must be Paid Over......................................64
         Section 15.6          Notice by Company........................................................64
         Section 15.7          Subrogation..............................................................64
         Section 15.8          Relative Rights..........................................................64
         Section 15.9          Subordination May Not be Impaired by Trust...............................65
         Section 15.10         Distribution or Notice to Representative.................................65
         Section 15.11         Rights of Trustee and Paying Agent.......................................65

ARTICLE 16 MISCELLANEOUS PROVISIONS.....................................................................65

         Section 16.1          Successors and Assigns of Company Bound by Indenture.....................65
         Section 16.2          Acts of Board, Committee or Officer of Successor Corporation Valid.......65
         Section 16.3          Required Notices or Demands..............................................65
         Section 16.4          INDENTURE AND SECURITIES TO BE CONSTRUED IN ACCORDANCE WITH THE LAWS
                               OF THE STATE OF NEW YORK.................................................66
         Section 16.5          Indenture May be Executed in Counterparts................................66



                  INDENTURE, dated as of the [ ] day of [      ], 2004, between
CARNIVAL PLC, a public limited company incorporated in England and Wales (the "Company"), party of the first part, and U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America (the "Trustee"), party of the second part.

                  WHEREAS, for its lawful corporate purposes, the Company deems it necessary to issue its securities and has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its subordinated debentures, notes or other evidences of indebtedness (herein called the "Securities"), to be issued in one or more series as in this Indenture provided.

                  WHEREAS, all things necessary to constitute these presents a valid indenture and agreement according to its terms have been done and performed by the Company, and the execution of this Indenture has in all respects been duly authorized by the Company, and the Company, in the exercise of legal right and power in it vested, executes this Indenture.

                  NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                  That in order to declare the terms and conditions upon which the Securities are made, executed, authenticated, issued and delivered, and in consideration of the premises, of the purchase and acceptance of Securities by the Holders thereof and of the sum of One Dollar to it duly paid by the Trustee at the execution of these presents, the receipt whereof is hereby acknowledged, the Company and the Trustee covenant and agree with each other, for the equal and proportionate benefit of the respective Holders from time to time of the Securities or of series thereof, as follows:

                                   ARTICLE 1

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

                  Section 1.1 CERTAIN TERMS DEFINED. The terms defined in this
Section 1.1 (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section
1.1. All other terms used in this Indenture which are defined in the Trust Indenture Act or which are by reference therein defined in the Securities Act of 1933 (except as herein otherwise expressly provided or unless the context otherwise requires), shall have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of this Indenture as originally executed.

                  Certain terms, used principally in Article 6, are defined in that Article.

                  ACT. The term "Act," when used with respect to any Holder, shall have the meaning specified in Section 1.4.

                  ADDITIONAL AMOUNTS. The term "Additional Amounts" shall have the meaning specified in Section 10.5.

                  AFFILIATE; CONTROL. The term "Affiliate" of any specified Person shall mean any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person shall mean the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" shall have meanings correlative to the foregoing.

                  AUTHORIZED NEWSPAPER. The term "Authorized Newspaper" shall mean a newspaper printed in the English language and customarily published at least once a day on each business day in each calendar week and of general circulation in the Borough of Manhattan, the City and State of New York, whether or not such newspaper is published on Saturdays, Sundays and legal holidays.

                  BANKRUPTCY LAW. The term "Bankruptcy Law" shall have the meaning specified in Section 5.1.

                  BOARD OF DIRECTORS. The term "Board of Directors" or "Board," when used with reference to the Company, shall mean the Board of Directors of the Company or any duly authorized committee of such Board.

                  BOARD RESOLUTION. The term "Board Resolution" shall mean a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

                  BUSINESS DAY. The term "business day", when used with respect to any Place of Payment, shall mean any day other than a Saturday or a Sunday or a day on which banking institutions in the Place of Payment are authorized or obligated by law or regulation to close.

                  CAPITAL STOCK. The term "Capital Stock" shall mean, with respect to any Person, any and all shares, partnership interests, trust units, participations, rights in or other equivalents of, or interests in, the equity of such Person, including each class of common stock and preferred stock, but excluding any debt securities convertible into such equity.

                  CARNIVAL CORPORATION. The term "Carnival Corporation" shall mean Carnival Corporation, a corporation incorporated under the laws of the Republic of Panama, and shall also include its successors and assigns.

                  CHANGE.  The term "Change" shall have the meaning specified in
Section 11.8.

                  COMMISSION. The term "Commission" shall mean the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                  COMPANY. The term "Company" shall mean Carnival plc, a public limited company incorporated in England and Wales, and, subject to the provisions of Article 8, shall also include its successors and assigns.

                  COMPANY REQUEST; COMPANY ORDER. The term "Company Request" or "Company Order" shall mean a written request or order signed in the name of the Company by its Chairman of the Board, its Vice Chairman of the Board, its Chief Executive Officer, its Chief Operating Officer, its Chief Financial Officer, its President, any Executive Vice President, any Senior Vice President, any Vice President, its Treasurer, any Assistant Treasurer, its Controller, any Assistant Controller, its Secretary or any Assistant Secretary, and delivered to the Trustee.

                  CONSOLIDATED NET WORTH. The term "Consolidated Net Worth" shall mean, at any time, the Net Worth of the Company, Carnival Corporation, and their combined Subsidiaries on a consolidated basis determined in accordance with GAAP.

                  CORPORATE TRUST OFFICE. The term "Corporate Trust Office" or other similar term shall mean the principal office of the Trustee, at which at any particular time its corporate trust business shall be administered, which office at the date of this Indenture is located at 60 Livingston Avenue, EP-MN-WS3C, St. Paul, Minnesota 55107-2292.

                  CORPORATION. The term "corporation" includes corporations, associations, companies and business trusts.

                  COVERED TAXES. The term "Covered Taxes" shall have the meaning specified in Section 10.5.

                  DEFAULTED INTEREST. The term "Defaulted Interest" shall have the meaning specified in Section 3.7.

                  DEPOSITARY. The term "Depositary" shall mean, with respect to Securities of any series for which the Company shall determine that such Securities will be issued as a Global Security, The Depository Trust Company, another clearing agency or any successor registered under the Securities and Exchange Act of 1934 or other applicable statute or regulation, which, in each case, shall be designated by the Company pursuant to either Section 2.5 or 3.1.

                  EXCLUDED TAXES. The term "Excluded Taxes" shall have the meaning specified in Section 10.5.

                  EVENT OF DEFAULT. The term "Event of Default" shall have the meaning specified in Section 5.1.

                  GAAP. The term "GAAP" shall mean generally accepted accounting principles in the United States, as in effect from time to time.

                  GLOBAL SECURITY. The term "Global Security" shall mean, with respect to any series of Securities, a Security executed by the Company and authenticated and delivered by the Trustee to the Depositary or pursuant to the Depositary's instruction, all in accordance with this Indenture and pursuant to a Company Order, which (i) shall be registered in the name of the Depositary or its nominee and (ii) shall represent, and shall be denominated in an amount equal to the aggregate principal amount of, all of the Outstanding Securities of such series.

                  HOLDER. The term "Holder" shall mean a Person in whose name a Security is registered in the Security Register.

                  INDENTURE. The term "Indenture" shall mean this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of the or those particular series of Securities established as contemplated by Section 3.1; provided, however, that if at any time more than one Person is acting as Trustee under this instrument, "Indenture" shall mean, with respect to any one or more series of Securities for which one Person is Trustee, this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of the or those particular series of Securities for which such Person is Trustee established as contemplated by Section 3.1, exclusive, however, of any provisions or terms which relate solely to other series of Securities for which such Person is not Trustee, regardless of when such terms or provisions were adopted, and exclusive of any provisions or terms adopted by means of one or more indentures supplemental hereto executed and delivered after such Person had become such Trustee but to which such Person, as such Trustee, was not a party.

                  INTEREST. The term "interest," when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, shall mean interest payable after Maturity.

                  INTEREST PAYMENT DATE. The term "Interest Payment Date," when used with respect to any Security, shall mean the Stated Maturity of an installment of interest on such Security.

                  MANDATORY SINKING FUND PAYMENT. The term "Mandatory Sinking Fund Payment" shall have the meaning specified in Section 13.1.

                  MATURITY. The term "Maturity," when used with respect to any Security, shall mean the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

                  NET WORTH. The term "Net Worth" shall mean, at any time with respect to the Company, Carnival Corporation or any of their respective Subsidiaries, the net worth of the Company, Carnival Corporation or any such respective Subsidiary, as the case may be, determined in accordance with GAAP.

                  OFFICER'S CERTIFICATE. The term "Officer's Certificate" shall mean a certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the Chief Executive Officer, the Chief Operating Officer, the Chief Financial Officer, the President, any Executive Vice President, any Senior Vice President, any Vice President, the Treasurer, any Assistant Treasurer, the Controller, any Assistant Controller, the Secretary or any Assistant Secretary, of the Company, and delivered to the Trustee. Each such certificate shall include (except as otherwise provided in this Indenture) the statements provided for in Section 1.2, if and to the extent required by the provisions thereof.

                  OPINION OF COUNSEL. The term "Opinion of Counsel" shall mean one or more opinions in writing signed by legal counsel, each of whom may be an employee of or of counsel to the Company, and delivered to the Trustee. Each such opinion shall include the statements provided for in Section 1.2, if and to the extent required by the provisions thereof.

                  OPTIONAL SINKING FUND PAYMENT. The term "Optional Sinking Fund Payment" shall have the meaning specified in Section 13.1.

                  ORIGINAL ISSUE DISCOUNT SECURITY. The term "Original Issue Discount Security" shall mean any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.2.

                  OUTSTANDING. The term "Outstanding," when used with respect to Securities, shall mean, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                  (i) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

                  (ii) Securities or portions thereof for whose payment, redemption or repayment at the option of the Holder money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities or portions thereof are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

                  (iii) Securities which have been paid pursuant to Section 3.6 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture;

PROVIDED, HOWEVER, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver under this Indenture, (i) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof pursuant to Section 5.2, (ii) the principal amount of a Security denominated in one or more foreign currencies or currency units shall be the U.S. dollar equivalent, determined in the manner provided as contemplated by Section 3.1 on the date of original issuance of such Security, the principal amount (or, in the case of an Original Issue Discount Security, the U.S. dollar equivalent on the date of original issuance of such Security of the amount determined as provided in (i) above) of such Security, and (iii) Securities owned by the Company or any other obligor on the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding for the purposes of such determination, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor on the Securities or any Affiliate of the Company or of such other obligor.

                  PAYING AGENT. The term "Paying Agent" shall mean any Person authorized by the Company to pay the principal of (and premium, if any, on) or interest on any Securities on behalf of the Company.

                  PERSON. The term "Person" shall mean any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  PLACE OF PAYMENT. The term "Place of Payment," when used with respect to the Securities of any series, shall mean the place or places where the principal of (and premium, if any, on) and interest on the Securities of that series are payable as specified as contemplated by Section 3.1.

                  PREDECESSOR SECURITY. The term "Predecessor Security" of any particular Security shall mean every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under
Section 3.6 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

                  REDEMPTION DATE. The term "Redemption Date" shall mean, when used with respect to any Security to be redeemed, in whole or in part, the date fixed for such redemption by or pursuant to this Indenture.

                  REDEMPTION PRICE. The term "Redemption Price" shall mean, when used with respect to any Security to be redeemed, the price at which it is to be redeemed by or pursuant to this Indenture.

                  REGULAR RECORD DATE. The term "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series shall mean the date specified for that purpose as contemplated by Section 3.1.

                  REPAYMENT DATE. The term "Repayment Date" shall mean, when used with respect to any Security to be repaid at the option of the Holder, the date fixed for such repayment by or pursuant to this Indenture.

                  REPAYMENT PRICE. The term "Repayment Price" shall mean, when used with respect to any Security to be repaid at the option of the Holder, the price at which it is to be repaid by or pursuant to this Indenture.

                  REPRESENTATIVE. The term "Representative" shall mean the indenture trustee or other trustee, agent or representative for an issue of Senior Debt.

                  RESPONSIBLE OFFICER. The term "responsible officer" when used with respect to the Trustee shall mean the Chairman or Vice Chairman of the Board of Directors, the Chairman or Vice Chairman of the Executive Committee of the Board of Directors, the President, any Vice President, any Second Vice President, the Cashier, the Secretary, any Assistant Secretary, the Treasurer, any Assistant Treasurer, any Corporate Trust Officer, any Assistant Trust Officer, or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his knowledge of and familiarity with the particular subject.

                  SECURITIES. The term "Securities" shall have the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture; PROVIDED, HOWEVER, that if at any time there is more than one Person acting as Trustee under this Indenture, "Securities" with respect to the series as to which such Person is Trustee shall have the meaning stated in the first recital of this Indenture and shall more particularly mean Securities authenticated and delivered under this Indenture, exclusive, however, of Securities of any series as to which such Person is not Trustee.

                  SECURITY REGISTER; SECURITY REGISTRAR. The terms "Security Register" and "Security Registrar" shall have the respective meanings set forth in Section 3.5.

                  SIGNIFICANT SUBSIDIARY. The term "Significant Subsidiary" shall mean any Subsidiary of the Company or Carnival Corporation, the Net Worth of which represents more than 10% of the Consolidated Net Worth.

                  SENIOR DEBT. The term "Senior Debt" shall mean any obligation of the Company to its creditors whether now outstanding or subsequently incurred other than (i) any obligation as to which, in the instrument creating or evidencing the same or pursuant to which the same is outstanding, it is provided that such obligation is not Senior Debt, and (ii) obligations evidenced by the Securities.

                  SPECIAL RECORD DATE. The term "Special Record Date" for the payment of any Defaulted Interest shall mean a date fixed by the Trustee pursuant to Section 3.7.

                  STATED MATURITY. The term "Stated Maturity," when used with respect to any Security or any installment of principal thereof or interest thereon, shall mean the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

                  SUBSIDIARY. The term "Subsidiary" means, with respect to any Person, (i) a corporation, a majority of whose Capital Stock with voting power, under ordinary circumstances, to elect directors is, at the date of determination, directly or indirectly owned by such Person, by one or Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person, (ii) a partnership in which such Person or a Subsidiary of such Person holds a majority interest in the equity capital or profits of such partnership or (iii) any other Person (other than a corporation or a partnership) in which such Person, a Subsidiary of such Person or such Person and one or more Subsidiaries of such Person, directly or indirectly, at the date of determination, has (x) at least a majority equity ownership interest or (y) the power to elect or direct the election of a majority of directors or other governing body of such other Person.

                  TRUSTEE. The term "Trustee" shall mean U.S. Bank National Association, a national banking association organized under the laws of the United States of America, and, subject to the provisions of Article 6, shall also include its successors and assigns, and, if at any time there is more than one Person acting as Trustee hereunder, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

                  TRUST INDENTURE ACT. The term "Trust Indenture Act" (except as herein otherwise expressly provided) shall mean the Trust Indenture Act of 1939.

                  Section 1.2 COMPLIANCE CERTIFICATES AND OPINIONS. Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

                  Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than certificates provided pursuant to Section 7.4(b)) shall include:

                  (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether or not, in the opinion of each such individual, such condition or covenant has been complied with.

                  Section 1.3 FORM OF DOCUMENTS DELIVERED TO TRUSTEE. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer actually knows that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel actually knows that the certificate or opinion or representations with respect to such matters are erroneous.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

                  Section 1.4 ACTS OF HOLDERS.

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of the Outstanding Securities of all series or one or more series, as the case may be, may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section 1.4.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient and in accordance with such reasonable rules as the Trustee may determine.

                  (c) The Company may, in the circumstances permitted by the Trust Indenture Act, fix any date as the record date for the purpose of determining the Holders of Securities of any series entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted to be given or taken by Holders of Securities of such series. If not set by the Company prior to the first solicitation of a Holder of Securities of such series made by any person with respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 7.1) prior to such first solicitation or vote, as the case may be. With regard to any record date, only the Holders of Securities of such series on such date (or their duly designated proxies) shall be entitled to give or take, or vote on, the relevant action.

                  (d) The ownership of Securities shall be proved by the Security Register.

                  (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

                  Section 1.5 CONFLICT WITH TRUST INDENTURE ACT. If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed either to apply to this Indenture so modified or to be excluded, as the case may be.

                  Section 1.6 EFFECT OF HEADINGS AND TABLE OF CONTENTS. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                  Section 1.7 SEPARABILITY CLAUSE. In case any provision in this Indenture or in any Security shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  Section 1.8 BENEFITS OF INDENTURE. Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

                  Section 1.9 LEGAL HOLIDAYS. In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity; provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

                                   ARTICLE 2

                                 SECURITY FORMS

          Section 2.1 FORMS GENERALLY. The Securities of each series shall be in substantially the form set forth in this Article, or in such other form or forms as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officer executing such Securities, as evidenced by their execution of the Securities. If the form or forms of Securities of any series are established by action taken by or pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 3.3 for the authentication and delivery of such Securities.

                  The Trustee's certificates of authentication shall be in substantially the form set forth in this Article.

                  The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officer executing such Securities, as evidenced by their execution of such Securities.

                  Section 2.2 FORM OF FACE OF SECURITY. [Insert any legend required by the Internal Revenue Code and the regulations thereunder.]

                                  CARNIVAL PLC

                              --------------------

$                                                                     No.


                  CARNIVAL PLC, a public limited company incorporated in England and Wales (the "Company," which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to
pay to                 , or registered assigns, the principal sum
of Dollars on [IF THE SECURITY IS TO BEAR INTEREST PRIOR TO MATURITY, INSERT --,
and to pay interest thereon from                or from the most recent Interest
Payment Date to which interest has been paid or duly provided for, semi-annually
on                and                   in each year, commencing , at the rate
of   % per annum, until the principal hereof is paid or made available for payment [IF APPLICABLE, INSERT -- and (to the extent that the payment of
such interest shall be legally enforceable) at the rate of   % per annum on any
overdue principal and premium and on any overdue installment of interest]. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be
the                  or                   (whether or not a Business Day), as
the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security

(or, one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture].

                  [IF THE SECURITY IS NOT TO BEAR INTEREST PRIOR TO MATURITY, INSERT --. The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption, upon repayment at the option of the Holder or at Stated Maturity and in such case the overdue principal of this Security shall bear interest at the rate of ____% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such default in payment to the date payment of such principal has been made or duly provided for. Interest on any overdue principal shall be payable on demand. Any such interest on any overdue principal that is not so paid on demand shall bear interest at the rate of ____% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest shall also be payable on demand.]

                  Payment of the principal of (and premium, if any, on) and [IF APPLICABLE, INSERT -- any such] interest on this Security will be made at the office or agency of the Company maintained for that purpose in either the City of ____________, the State of ____________, or at the Corporate Trust Office, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts [IF APPLICABLE, INSERT --; PROVIDED, HOWEVER, that at the option of the Company payment of interest may be made either by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer of immediately available funds to an account designated in writing by such Person].

                  Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, Carnival plc has caused this instrument to be signed by its Chairman of the Board, its Vice Chairman of the Board, its Chief Executive Officer, its Chief Operating Officer, its Chief Financial Officer, its President, one of its Executive Vice Presidents, one of its Senior Vice Presidents, one of its Vice Presidents, its Treasurer, one of its Assistant Treasurers, its Controller, one of its Assistant Controller, its Secretary or one of its Assistant Secretaries, manually or in facsimile.

Dated:



                                       CARNIVAL PLC


                                       By
                                         ---------------------------------------


                  Section 2.3 FORM OF REVERSE OF SECURITY. This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of _____________ (herein called the "Indenture"), between the Company and [INSERT NAME OF TRUSTEE], as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture with respect to the series of which this Security is a part), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof [, limited in aggregate principal amount to $_________].

                  The Company will pay to the Holders such Additional Amounts in respect of Covered Taxes as may become payable under Section 10.5 of the Indenture.

                  [IF APPLICABLE, INSERT -- The Securities of this series are subject to redemption upon not less than 30 days' notice by mail, [IF APPLICABLE, INSERT -- (1) on __________ in any year commencing with the year _____ and ending with the year _____ at a Redemption Price equal to ____% of the principal amount, and (2)] at any time [on or after ____________, 20[__], as a whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount): If redeemed [on or before _____________, ____%, and if redeemed] during the 12-month period beginning of the years indicated,

                      Redemption                                    Redemption
   Year                  Price                   Year                  Price
   ----               ----------                 ----               ----------



and thereafter at a Redemption Price equal to ____% of the principal amount, together in the case of any such redemption with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Regular Record Dates referred to on the face hereof, all as provided in the Indenture.]

                  The Securities will also be subject to redemption as a whole, but not in part, at the option of the Company at any time at 100% of the principal amount, together with accrued interest thereon to the Redemption Date, in the event the Company has become or would become obligated to pay, on the next date on which any amount would be payable with respect to the Securities, any Additional Amounts as a result of certain changes affecting Covered Taxes which are specified in the Indenture.

                  [IF APPLICABLE, INSERT -- The Securities of this series are subject to redemption upon not less than 30 days' notice by mail, (1) on _____________ in any year commencing with the year _____ and ending with the year _____ through operation of the sinking fund for this series at the Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (2) at any time [on or after _____________], as a whole or in part, at the election of the Company, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below: If redeemed during the 12-month period beginning _____________ of the years indicated,

                         Redemption Price                  Redemption Price
                          For Redemption                    For Redemption
                         Through Operation                  Otherwise Than
                             of the                        Through Operation
      Year                 Sinking Fund                   of the Sinking Fund
      ----               -----------------                -------------------



and thereafter at a Redemption Price equal to ____% of the principal amount, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Regular Record Dates referred to on the face hereof, all as provided in the Indenture.]


                  [Notwithstanding the foregoing, the Company may not, prior to ______________, redeem any Securities of this series as contemplated by [Clause
(2) of] the preceding paragraph as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of moneys borrowed having an interest cost to the Company (calculated in accordance with generally accepted financial practice) of less than ____% per annum.]

                  [The sinking fund for this series provides for the redemption on ___________ in each year beginning with the year _____ and ending with the year _____ of [not less than] $_________ [("Mandatory Sinking Fund ") and not more than $___________] aggregate principal amount of Securities of this series. Securities of this series acquired or redeemed by the Company otherwise than through [mandatory] sinking fund payments may be credited against subsequent [mandatory] sinking fund payments otherwise required to be made in the [describe order] order in which they become due.]

                  [In the event of redemption or repayment of this Security in part only, a new Security or Securities of this series for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]

                  [IF APPLICABLE, INSERT -- The Securities of this series are subject to repayment in whole [or in part] [but not in part], in integral multiples of $_________, on _________ [and ___________] at the option of the
Holder hereof at a Repayment Price equal to ____% of the principal amount thereof [to be repaid], together with interest thereon accrued to the Repayment Date, all as provided in the Indenture [; PROVIDED, HOWEVER, that the principal amount of this Security may not be repaid in part if, following such repayment, the unpaid principal amount of this Security would be less than [$_________] [the minimum authorized denomination for Securities of this series]]. To be repaid at the option of the Holder, this Security, with the "Option to Elect Repayment" form duly completed by the Holder hereof, must be received by the Company at its office or agency maintained for that purpose in either the City of ____________, the State of __________, or the Corporate Trust Office, not earlier than 30 days nor later than 15 days prior to the Repayment Date. Exercise of such option by the Holder of this Security shall be irrevocable unless waived by the Company.]

                  [IF THE SECURITY IS NOT AN ORIGINAL ISSUE DISCOUNT SECURITY -- If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.]

                  [IF THE SECURITY IS AN ORIGINAL ISSUE DISCOUNT SECURITY -- If an Event of Default with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to -- INSERT FORMULA FOR DETERMINING THE AMOUNT. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and interest, if any, on the Securities of this series shall terminate.]

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Outstanding Securities of each series to be affected.

The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Outstanding Securities of each series, on behalf of the Holders of all Outstanding Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

                  No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the amount of principal (and premium, if any, on) and interest on this Security herein provided, and at the times, place and rate, and in the coin or currency, herein prescribed.

                  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any, on) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                  The Securities of this series are issuable only in registered form without coupons in denominations of $ and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of like tenor of different authorized denominations as requested by the Holder surrendering the same.

                  No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                  All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

[IF APPLICABLE, INSERT --

                            OPTION TO ELECT REPAYMENT

                  The undersigned hereby irrevocably requests and instructs the Company to repay the within Security [(or the portion thereof specified below)], pursuant to its terms, on the "Repayment Date" first occurring after the date of receipt of the within Security as specified below, at a Repayment Price equal to ____% of the principal amount thereof, together with interest thereon accrued to the Repayment Date, to the undersigned at:


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
(Please Print or Type Name and Address of the Undersigned.)

                  FOR THIS OPTION TO ELECT REPAYMENT TO BE EFFECTIVE, THIS SECURITY WITH THE OPTION TO ELECT REPAYMENT DULY COMPLETED MUST BE RECEIVED NOT EARLIER THAN 30 DAYS PRIOR TO THE REPAYMENT DATE AND NOT LATER THAN 15 DAYS PRIOR TO THE REPAYMENT DATE BY THE COMPANY AT ITS OFFICE OR AGENCY EITHER IN THE CITY OF ____________, THE STATE OF _____________, OR THE CORPORATE TRUST OFFICE.

                  [If less than the entire principal amount of the within Security is to be repaid, specify the portion thereof (which shall be $ or an integral multiple thereof) which is to be repaid: $ . The principal amount of this Security may not be repaid in part if, following such repayment, the unpaid principal amount of this Security would be less than [$ [the minimum authorized denomination for Securities of this series].]

                  [If less than the entire principal amount of the within Security is to be repaid, specify the denomination(s) of the Security(ies) to be issued for the unpaid amount: ($ or any integral multiple of $ ): $.]

Dated:


                                        ----------------------------------------
                                        Note: The signature to this Option to
                                        Elect Repayment must correspond with the name as written upon the face of the within Security in every particular without alterations or enlargement or any change whatsoever.





                  Section 2.4 FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION. This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                       --------------------------------------- ,
                                                                      As Trustee



                                       By
                                          --------------------------------------
                                          AUTHORIZED OFFICER


                  Section 2.5 SECURITIES ISSUABLE IN THE FORM OF A GLOBAL SECURITY.

                  (a) If the Company shall establish pursuant to Section 3.1 that the Securities of a particular series are to be issued as a Global Security, then the Company shall execute and the Trustee shall, in accordance with Section 3.3 and the Company Order delivered to the Trustee thereunder, authenticate and deliver, a Global Security which (i) shall represent, and shall be denominated in an amount equal to the aggregate principal amount of, all of the Outstanding Securities of such series, (ii) shall be registered in the name of the Depositary or its nominee, (iii) shall be delivered by the Trustee to the Depositary or pursuant to the Depositary's instruction and (iv) shall bear a legend in substantially the following form, or in such other form as may be necessary or appropriate to reflect the arrangements with or to comply with the requirements of any Depositary:

"THIS SECURITY IS IN GLOBAL FORM WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN CERTIFICATED FORM IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY."

                  (b) Notwithstanding any other provision of this Section 2.5 or of Section 3.5, but subject to the provisions of paragraph (c) below, the Global Security of a series may be transferred, in whole but not in part and in the manner provided in Section 3.5, only to another nominee of the Depositary for such series, or to a successor Depositary for such series selected or approved by the Company or to a nominee of such successor Depositary.

                  (c) If at any time (i) the Depositary for a series of Securities notifies the Company that it is unwilling or unable to continue as Depositary for such series, (ii) the Depositary for such series shall no longer be registered or in good standing under the Securities Exchange Act of 1934, or other applicable statute or regulation and a successor Depositary for such series is not appointed by the Company within 90 days after the

Company receives such notice or becomes aware of such condition or (iii) an Event of Default with respect to such series shall have occurred and be continuing, as the case may be, this Section 2.5 shall no longer be applicable to the Securities of such series and the Company will execute, and the Trustee will authenticate and deliver Securities of such series in definitive registered form without coupons, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Security of such series in exchange for such Global Security. In addition, the Company may at any time determine that the Securities of any series shall no longer be represented by a Global Security and that the provisions of this Section 2.5 shall no longer apply to the Securities of such series. In such event the Company will execute and the Trustee, upon receipt of an Officer's Certificate evidencing such determination by the Company, will authenticate and deliver Securities of such series in definitive registered form without coupons, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Security of such series in exchange for such Global Security. Upon the exchange of the Global Security for such Securities in definitive registered form without coupons, in authorized denominations, the Global Security shall be canceled by the Trustee. Such Securities in definitive registered form issued in exchange for the Global Security pursuant to this
Section 2.5(c) shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Securities to the Persons in whose names such Securities are so registered, but without any liability on the part of the Company or the Trustee for the accuracy of the Depositary's instructions.

                                   ARTICLE 3

                                 THE SECURITIES

                  Section 3.1 AMOUNT UNLIMITED; ISSUABLE IN SERIES. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is not limited.

                  The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution and set forth in an Officer's Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series, any or all of the following as applicable:

                           (1) the title of the Securities of the series (which
shall distinguish the Securities of the series from all other Securities);

                           (2) the limit upon the aggregate principal amount of
the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Sections 2.5, 3.4, 3.5, 3.6, 9.5, 11.7 or 12.5, and except for any Securities which, pursuant to Section 3.3, are deemed never to have been authenticated and delivered hereunder), including any provision for the future offering of additional Securities of such series;

                           (3) the percentage of their principal amount at which
they will be offered;

                           (4) the date or dates on which the principal of the
Securities of the series is payable or the manner in which such dates are determined;

                           (5) the rate or rates at which the Securities of the
series shall bear interest, or the manner in which such rates are determined, the date or dates from which such interest shall accrue, or the manner in which such dates are determined, the Interest Payment Dates on which such interest shall be payable and the Regular Record Dates, if any, for the interest payable on any Interest Payment Date;

                           (6) the place or places where the principal of (and
premium, if any, on) and any interest on Securities of the series shall be payable;

                           (7) the obligation or option, if any, of the Company
to redeem, purchase or repay Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof;

                           (8) the terms and conditions for any extension of
such series of Securities;

                           (9) the period or periods, if any, within which the
price or prices at which and the terms and conditions upon which Securities of the series may be redeemed, purchased or repaid, in whole or in part, at the option or obligation of the Company;

                           (10) if other than denominations of $1,000 and any
integral multiple thereof, the denominations in which Securities of the series shall be issuable;

                           (11) if other than the Trustee, the identity of the
Security Registrar and/or Paying Agent;

                           (12) if other than the principal amount thereof, the
portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to
Section 5.2;

                           (13) if other than such coin or currency of the
United States of America as at the time of payment is legal tender for payment of public or private debts, the coin or currency or currency unit in which payment of the principal of (and premium, if any) or interest on, the Securities of the series shall be payable;

                           (14) if the amount of payment of principal of (and
premium, if any) or interest on the Securities of the series may be determined with reference to an index, formula or other method based on a coin currency or currency unit other than that in which the Securities are stated to be payable, the manner in which such amounts shall be determined;

                           (15) if the principal of (and premium, if any) or
interest on the Securities of the series are to be payable, at the election of the Company or a Holder thereof, in a coin or currency or currency unit other than that in which the Securities are stated to be payable, the period or periods within which, and the terms and conditions upon which, such election may be made;

                           (16) any events of default for such series of
Securities, if different than the Events of Default set forth in Section 5.1 hereof;

                           (17) the terms and conditions, if any, under which
such series of Securities may be converted into or exchanged for other securities;

                           (18) provisions relating to defeasance, if
applicable, and discharge of such series of Securities;

                           (19) whether the Securities of the series are
issuable as a Global Security and, in such case, the identity of the Depositary for such series;

                           (20) provisions relating to the subordination of such
series of securities to any other indebtedness or obligations of the Company, including, without limitation, the Securities of any other series; and

                           (21) any other terms, conditions, rights and
preferences (or limitations on such rights and preferences) relating to the series (which terms shall not be inconsistent with the provisions of this Indenture).

                  All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to such Board Resolution and set forth in such Officer's Certificate or in any indenture supplemental hereto. Not all Securities of any one series need be issued at the same time, and, unless otherwise provided, a series may be reopened for issuances of additional Securities of such series.

                  If any of the terms of the series are established by action taken as provided in or pursuant to a Board Resolution, such Board Resolution and the Officer's Certificate setting forth the terms of the series shall be delivered to the Trustee at or prior to the delivery of the Company Order for authentication and delivery of Securities of such series.

                  Section 3.2 DENOMINATIONS. The Securities of each series shall be issuable in definitive registered form without coupons and, except for any Global Security, in such denominations as shall be specified as contemplated by
Section 3.1. In the absence of any such provisions with respect to the Securities of any series, the Securities of such series, other than a Global Security, shall be issuable in denominations of $1,000 and any integral multiple thereof.

                  Section 3.3 EXECUTION, AUTHENTICATION, DELIVERY AND DATING. The Securities shall be signed on behalf of the Company by its Chairman of the Board, its Vice Chairman of the Board, its Chief Executive Officer, its Chief Operating Officer, its Chief Financial Officer, its President, one of its Executive Vice Presidents, one of its Senior Vice Presidents, one of its Vice Presidents, the Treasurer, one of its Assistant Treasurers, the Controller, one of its Assistant Controllers, the Secretary or one of its Assistant Secretaries, manually or in facsimile. Such signature upon the Securities may be of the present or any future such authorized officer and may be imprinted or otherwise reproduced on the Securities.

                  Securities bearing the manual or facsimile signatures of an individual who was at the time such individual signed such Securities the proper officer of the Company shall bind the Company, notwithstanding that such individual has ceased to hold such office prior to the authentication and delivery of such Securities or did not hold such office at the date of such Securities.

                  At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities. If not all the Securities of any series are to be issued at one time and if the Board Resolution or supplemental indenture establishing such series shall so permit, such Company Order may set forth procedures acceptable to the Trustee for the issuance of such Securities and determining terms of particular Securities of such series such as interest rate, maturity date, date of issuance and date from which interest shall accrue. In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 6.1) shall be fully protected in relying upon, an Opinion of Counsel stating:

                  (a) that the form or forms and terms of such Securities have been established in conformity with the provisions of this Indenture; and

                  (b) that all conditions precedent of the Indenture to the authentication and delivery of such Securities have been complied with and that such Securities, when completed by appropriate insertions and executed and delivered by the Company to the Trustee for authentication in accordance with this Indenture, authenticated and delivered by the Trustee in accordance with this Indenture and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with its terms, except that enforceability thereof may be subject to bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and subject to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and to such other qualifications as such counsel shall conclude do not materially affect the rights of Holders of such Securities.

                  Notwithstanding the provisions of Section 3.1 and of the preceding paragraph, if not all the Securities of any series are to be issued at one time, it shall not be necessary to deliver an Opinion of Counsel at the time of issuance of each Security, but such opinion with appropriate modifications shall be delivered at or before the time of issuance of the first Security of such series.

                  If the Company shall establish pursuant to Section 3.1 that the Securities of a series are to be issued in whole or in part in the form of one or more global Securities, then the Company shall execute and the Trustee shall, in accordance with this Section and the Company Order with respect to the authentication and delivery of such series, authenticate and deliver one or more Securities of such series in global form that (i) shall be in an aggregate amount equal to the aggregate principal amount of the Outstanding Securities of such series to be represented by such Security or Securities in global form,
(ii) shall be registered in the name of the Depositary for such Security or Securities in global form or its nominee, and (iii) shall be made available for delivery by the Trustee to such Depositary or pursuant to such Depositary's instruction.

                  The Trustee shall not be required to authenticate and deliver any such Securities if the Trustee, being advised by counsel, determines that such action (i) may not lawfully be taken or (ii) would expose the Trustee to personal liability to existing Holders of Securities.

                  Each Security shall be dated the date of its authentication.

                  No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein, executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

                  Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 3.9 together with a written statement (which need not comply with Section 1.02 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall not be entitled to the benefits of this Indenture.

                  In case any Securities shall have been authenticated, but not delivered, by the Trustee or the authenticating agent for such series then in office, any successor by merger, conversion or consolidation to such Trustee, or any successor authenticating agent, as the case may be, may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee or successor authenticating agent had itself authenticated such Securities.

                  Section 3.4 TEMPORARY SECURITIES. Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

                  If temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of the same series of authorized denominations. Until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as the definitive Securities of such series.

                  Section 3.5 REGISTRATION; REGISTRATION OF TRANSFER AND EXCHANGE. The Company shall cause to be kept at the office or agency of the Company maintained pursuant to Section 10.2 a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall, subject to the provisions of Section 2.5, provide for the registration of Securities and transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

                  Subject to the provisions of Section 2.5, upon surrender for registration of transfer of any definitive Security of any series at the office or agency in a Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new definitive Securities of the same series of any authorized denominations and of a like aggregate principal amount.

                  Subject to the provisions of Section 2.5, at the option of the Holder, definitive Securities of any series may be exchanged for other definitive Securities of the same series, of any authorized denominations and of a like aggregate principal amount, upon surrender of the definitive Securities to be exchanged at such office or agency. Whenever any definitive Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the definitive Securities which the Holder making the exchange is entitled to receive.

                  All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

                  Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer, in form satisfactory to the Company and the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

                  No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

                  The Company shall not be required (i) to issue or register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of the selection for redemption of Securities of that series under Section 11.3 and ending at the close of business on the day of the mailing of notice of redemption, (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part, or
(iii) to issue or register the transfer of or exchange any Security which has been surrendered for repayment at the option of the Holder, except the portion, if any, of such Security not to be so repaid.

                  Section 3.6 MUTILATED, DESTROYED, LOST OR STOLEN SECURITIES. If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding, or, in case any such mutilated Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

                  If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding or, in case any such destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

                  Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                  Every new Security of any series issued pursuant to this
Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

                  The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

                  Section 3.7 PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED. Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest at the office or agency of the Company maintained for such purpose pursuant to Section 10.2; PROVIDED, HOWEVER, that each installment of interest on any Security may at the Company's option be paid by mailing a check for such interest, payable to or upon the written order of the Person entitled thereto pursuant to Section 3.8, to the address of such Person as it appears on the Security Register.

                  Any interest on any Security of any series which is payable but is not punctually paid or duly provided for on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

                           (1) The Company may elect to make payment of any
Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit on or prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

                           (2) The Company may make payment of any Defaulted
Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

                  Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

                  Section 3.8 PERSONS DEEMED OWNERS. Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any, on) and (subject to Section 3.7) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

                  Section 3.9 CANCELLATION. All Securities surrendered for payment, redemption, repayment at the option of the Holder, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be destroyed by it and the Trustee shall deliver its certificate of such destruction to the Company, unless by a Company Order the Company directs their return to it.

                  Section 3.10 COMPUTATION OF INTEREST. Except as otherwise specified as contemplated by Section 3.1 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

                                   ARTICLE 4

                           SATISFACTION AND DISCHARGE

                  Section 4.1 SATISFACTION AND DISCHARGE OF INDENTURE. This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of registration or transfer or exchange of Securities herein expressly provided for), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

                           (1) either

                                    (A) all Securities theretofore authenticated
and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.6 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 10.3) have been delivered to the Trustee for cancellation; or

                                    (B) all such Securities not theretofore
delivered to the Trustee for cancellation

                                    (i) have become due and payable, or

                                    (ii) will become due and payable at their
Stated Maturity within one year, or

                                    (iii) are to be called for redemption within
one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

                           (2) the Company has paid or caused to be paid all
other sums payable hereunder by the Company; and

                           (3) the Company has delivered to the Trustee an
Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

In the event there are Securities of two or more series hereunder, the Trustee shall be required to execute an instrument acknowledging satisfaction and discharge of this

Indenture only if requested to do so with respect to Securities of all series as to which it is Trustee and if the other conditions thereto are met. In the event there are two or more Trustees hereunder, then the effectiveness of any such instrument shall be conditioned upon receipt of such instruments from all Trustees hereunder.

                  Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 6.7 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 4.2 and the last paragraph of Section 10.3 shall survive.

                  Section 4.2 APPLICATION OF TRUST MONEY. Subject to the provisions of the last paragraph of Section 10.3, all money deposited with the Trustee pursuant to Section 4.1 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee; but such money need not be segregated from other funds except to the extent required by law.

                  Section 4.3 REPAYMENT OF MONEYS HELD BY PAYING AGENT. In connection with the satisfaction and discharge of this Indenture all moneys then held by any Paying Agent (other than the Trustee, if the Trustee be a Paying Agent) under the provisions of this Indenture shall, upon demand of the Company, be repaid to it or paid to the Trustee and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

                  Section 4.4 REPAYMENT OF MONEYS HELD BY TRUSTEE. Any moneys deposited with the Trustee or any Paying Agent for the payment of the principal of (or premium, if any, on) or interest on any Security of any series and not applied but remaining unclaimed by the Holders for two years after the date upon which the principal of (or premium, if any, on) or interest on such Security shall have become due and payable, shall be repaid to the Company by the Trustee or such Paying Agent on demand; and the Holder of any of the Securities entitled to receive such payment shall thereafter look only to the Company for the payment thereof and all liability of the Trustee or such Paying Agent with respect to such moneys shall thereupon cease; PROVIDED, HOWEVER, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be mailed to each such Holder or published once a week for two successive weeks (in each case on any day of the week) in an Authorized Newspaper, or both, a notice that said moneys have not been so applied and that after a date named therein any unclaimed balance of said moneys then remaining will be returned to the Company. It shall not be necessary for more than one such publication to be made in the same newspaper.

                                   ARTICLE 5

                                    REMEDIES

                  Section 5.1 EVENTS OF DEFAULT. "Event of Default," wherever used herein with respect to Securities of any series, shall mean any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                           (1) default in the payment of any interest upon any
Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; or

                           (2) default in the payment of the principal of (or
premium, if any, on) any Security of that series at its Maturity; or

                           (3) default in the deposit of any sinking fund
payment, when and as due by the terms of a Security of that series, and continuance of such default for five business days; or

                           (4) default in the performance, or breach, of any
covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of series of Securities other than that series), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                           (5) a default under any bond, debenture, note or
other evidence of indebtedness for money borrowed by the Company, Carnival Corporation or any of their respective Significant Subsidiaries or under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company, Carnival Corporation or any of their respective Subsidiaries whether such indebtedness now exists or shall hereafter be created, which default shall constitute a failure to pay the principal of indebtedness in excess of $50,000,000 principal amount, which default shall constitute a failure to pay any portion of the principal of or interest on such indebtedness when due and payable after the expiration of any applicable grace or cure period with respect thereto or shall have resulted in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, without such indebtedness having been discharged, or such acceleration having been rescinded or annulled, within a period of 30 days after there shall have been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of all of the Outstanding Securities of such series a written notice specifying such default and requiring the Company to cause such indebtedness to be discharged or cause such acceleration to be rescinded or annulled and stating that such notice is a "Notice of Default" hereunder; PROVIDED, HOWEVER, that, subject to the provisions of Sections 6.1 and 6.2, the Trustee shall not be deemed to have knowledge of such default unless either (A) a Responsible Officer of the Trustee shall have actual knowledge of such default or (B) the Trustee shall have received written notice thereof from the Company, from any Holder, from the holder of any such indebtedness or from the trustee under any such mortgage, indenture or other instrument; or

                           (6) the entry by a court having jurisdiction in the
premises of (A) a decree or order for relief in respect of the Company, Carnival Corporation or any of their respective Significant Subsidiaries in an involuntary case or proceeding under any applicable Federal, State of foreign bankruptcy, insolvency, reorganization, or other similar law (each, a "Bankruptcy Law") or (B) a decree or order adjudging the Company, Carnival Corporation or any of their respective Significant Subsidiaries as bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company, Carnival Corporation or any of their respective Significant Subsidiaries under any applicable Federal, State or foreign law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company, Carnival Corporation or any of their respective Significant Subsidiaries or of any substantial part of their respective properties, or ordering the winding up or liquidation of the affairs of the Company, Carnival Corporation or any of their respective Significant Subsidiaries, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

                           (7) the commencement by the Company, Carnival
Corporation or any of their respective Significant Subsidiaries of a voluntary case or proceeding under any applicable Bankruptcy Law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by either the Company, Carnival Corporation or any of their respective Significant Subsidiaries to the entry of a decree or order for relief in respect of the Company, Carnival Corporation or any of their respective Significant Subsidiaries in an involuntary case or proceeding under any applicable Bankruptcy Law or to the commencement of any bankruptcy or insolvency case or proceeding against any of the Company, Carnival Corporation or any of their respective Significant Subsidiaries, or the filing by the Company, Carnival Corporation or any of their respective Significant Subsidiaries of a petition or answer or consent seeking reorganization or relief under any applicable Federal, State or foreign law, or the consent by the Company, Carnival Corporation or any of their respective Significant Subsidiaries to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company, Carnival Corporation or any of their respective Significant Subsidiaries or of any substantial part of their respective properties, or the making by any of the Company, Carnival Corporation or any of their respective Significant Subsidiaries of an assignment for the benefit of creditors, or the admission by any of the Company, Carnival Corporation or any of their respective Significant Subsidiaries in writing of an inability to pay the debts of any of the Company, Carnival Corporation or any of their respective Significant Subsidiaries generally as they become due or the taking of corporate action by the Company, Carnival Corporation or any of their respective Significant Subsidiaries in furtherance of any such action; or

                           (8) any other Event of Default provided with respect
to Securities of that series.

                  Section 5.2 ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT. If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal amount (or, if the Securities of that series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) of all of the Securities of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable.

                  At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

                           (1) the Company has paid or deposited with the
Trustee a sum sufficient to pay

                           (A) all overdue interest on all Securities of that
series,

                           (B) the principal of (and premium, if any, on) and
any sinking fund payments with respect to any Securities of that series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Securities,

                           (C) to the extent that payment of such interest is
enforceable under applicable law, interest upon overdue interest to the date of such payment or deposit at the rate or rates prescribed therefor in such Securities or, if no such rate or rates are so prescribed, at the rate borne by the Securities during the period of such default, and

                           (D) all sums paid or advanced by the Trustee
hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

                           (2) all Events of Default with respect to Securities
of that series, other than the non-payment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13.

No such waiver or rescission and annulment shall affect any subsequent default or impair any right consequent thereon.

                  Section 5.3 COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE. The Company covenants that (1) in case default shall be made in the payment of any installment of interest on any Security of any series, as and when the same shall become due and payable, and such default shall have continued for a period of 30 days, or (2) in case default shall be made in the payment of the principal of (and premium, if any, on) any Security of any series on its Maturity and such default shall have continued for a period of five business days--then, upon demand of the Trustee, the Company will pay to the Trustee, for the benefit of the Holders of such Securities of such series, the whole amount that then shall have become due and payable on all such Securities for principal (and premium, if any) or interest, or both, as the case may be, with interest upon the overdue principal and (to the extent that payment of such interest is enforceable under applicable law) upon overdue installments of interest at the rate borne by the Securities during the period of such default; and, in addition thereto, such further amount as shall be sufficient to cover reasonable compensation to the Trustee, its agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee except as a result of its negligence or bad faith.

                  If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

                  Section 5.4 TRUSTEE MAY FILE PROOFS OF CLAIM. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee, irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest, shall be entitled and empowered, by intervention in such proceeding or otherwise,

                           (i) to file and prove a claim for the whole amount of
principal (and premium, if any) and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding; and

                           (ii) to collect and receive any moneys or other
property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.7.

                  Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

                  Section 5.5 TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SECURITIES. All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

                  Section 5.6 APPLICATION OF MONEY COLLECTED. Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  FIRST: To the payment of all amounts due the Trustee under
Section 6.7;

                  SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any, on) and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively; and

                  THIRD: To the payment of the remainder, if any, to the Company, its successors or assigns or to whosoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct.

                  Section 5.7 LIMITATION ON SUITS. No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                           (1) such Holder shall have previously given written
notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

                           (2) the Holders of not less than 25% in principal
amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                           (3) such Holder or Holders shall have offered to the
Trustee reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred in compliance with such request;

                           (4) the Trustee for 60 days after its receipt of such
notice, request and offer of indemnity shall have failed to institute any such proceeding; and

                           (5) no direction inconsistent with such written
request shall have been given to the Trustee pursuant to Section 5.12 during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable and common benefit of all of such Holders.

                  Section 5.8 UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM AND INTEREST. Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any, on) and (subject to Section 3.7) interest on such Security on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption or repayment at the option of the Holder, on the Redemption Date or Repayment Date, as the case may be) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

                  Section 5.9 RESTORATION OF RIGHTS AND REMEDIES. If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

                  Section 5.10 RIGHTS AND REMEDIES CUMULATIVE. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 3.6, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                  Section 5.11 DELAY OR OMISSION NOT WAIVER. No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

                  Section 5.12 CONTROL BY HOLDERS. The Holders of a majority in aggregate principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series; PROVIDED, HOWEVER, that

                           (1) such direction shall not be in conflict with any
rule of law or with this Indenture,

                           (2) the Trustee may take any other action deemed
proper by the Trustee which is not inconsistent with such direction,

                           (3) such direction is not unduly prejudicial to the
rights of Holders not taking part in such direction, and

                           (4) such direction would not involve the Trustee in
personal liability, as the Trustee, upon being advised by counsel, shall reasonably determine.

                  Section 5.13 WAIVER OF PAST DEFAULTS. The Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of any series may on behalf of the holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default

                           (1) in the payment of the principal of (or premium,
if any, on) or interest on any Security of such series, or

                           (2) in respect of a covenant or provision hereof
which under Article 9 cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

                  Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture, and the Company, the Trustee and Holders shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

                  Section 5.14 UNDERTAKING FOR COSTS. All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any, on) or interest on any Security on or after the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

                  Section 5.15 WAIVER OF STAY OR EXTENSION LAWS. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE 6

                                   THE TRUSTEE

                  Section 6.1 CERTAIN DUTIES AND RESPONSIBILITIES.

                  (a) Except during the continuance of an Event of Default,

                           (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                           (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

                  (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

                  (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own wilful misconduct, except that

                           (1) this Subsection shall not be construed to limit
the effect of Subsection (a) of this Section;

                           (2) the Trustee shall not be liable for any error of
judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                           (3) the Trustee shall not be liable with respect to
any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a majority in principal amount of the Outstanding Securities of any series, determined as provided in Section 5.12, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series; and

                           (4) no provision of this Indenture shall require the
Trustee to expend or risk its own funds or otherwise incur any personal financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

                  Section 6.2 NOTICE OF DEFAULTS. Within 90 days after the occurrence of any default hereunder with respect to the Securities of any series, the Trustee shall transmit by mail to all Holders of Securities of such series, as their names and addresses appear in the Security Register, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; PROVIDED, HOWEVER, that, except in the case of a default in the payment of the principal of (or premium, if any, on) or interest on any Security of such series or in the payment of any sinking fund installment with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders of Securities of such series; and PROVIDED, FURTHER, that in the case of any default of the character specified in Section 5.1(4) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default (not including periods of grace, if any) with respect to Securities of such series.

                  Section 6.3 CERTAIN RIGHTS OF TRUSTEE. Subject to the provisions of Section 6.1:

                  (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness, approval or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                  (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate;

                  (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon and in accordance therewith;

                  (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (f) except during the continuance of an Event of Default, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit; and

                  (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

                  (h) except with respect to Section 10.1, the Trustee shall have no duty to inquire as to the performance of the Company with respect to covenants contained in Article 10. In addition, the Trustee shall not be deemed to have knowledge of an Event of Default except (i) any Default or Event of Default occurring pursuant to Sections 10.1, 5.1(1) or 5.1(2) or (ii) any Default or Event of Default of which the Trustee shall have received written notification or obtained actual knowledge.

                  (i) Delivery of reports, information and documents to the Trustee under Section 7.4 is for informational purposes only and the Trustee's receipt of the foregoing shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of their covenants hereunder (as to which the Trustee is entitled to rely exclusively on an Officer's Certificate).

                  Section 6.4 TRUSTEE NOT RESPONSIBLE FOR RECITALS IN INDENTURE OR IN SECURITIES. The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder and that the statements made by it in a Statement of Eligibility on Form T-1 supplied to the Company are true and accurate, subject to the qualifications set forth therein. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

                  Section 6.5 MAY HOLD SECURITIES. The Trustee, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 6.8 and 6.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.

                  Section 6.6 MONEY HELD IN TRUST. Subject to the provisions of
Section 4.4, all moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by law. The Trustee shall pay such interest on any moneys received by it hereunder as it may agree with the Company to pay thereon. So long as no Event of Default shall have occurred and be continuing, all interest allowed on any such moneys shall be paid from time to time upon the receipt of a Company Order with respect thereto.

                  Section 6.7 COMPENSATION AND REIMBURSEMENT. The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation for all services rendered by it hereunder (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), and, except as otherwise expressly provided, the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents, attorneys and counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Company also covenants to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on the part of the Trustee, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

                  Section 6.8 DISQUALIFICATION; CONFLICTING INTEREST(1) . The Trustee shall be disqualified only where such disqualification is required by
Section 310(b) of the Trust Indenture Act. Nothing shall prevent the Trustee from filing with the Commission the application referred to in the second to last paragraph of Section 310(b) of the Trust Indenture Act.

                  Section 6.9 CORPORATE TRUSTEE REQUIRED; ELIGIBILITY. There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia or a corporation or other person permitted to act as Trustee by the Commission, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $5,000,000, and subject to supervision or examination by Federal, State or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. No obligor upon the Securities or Person directly or indirectly controlled by, or under common control with such obligor shall serve as Trustee hereunder. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in Section 6.10.

                  Section 6.10 RESIGNATION AND REMOVAL; APPOINTMENT OF
SUCCESSOR.

                  (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.11.

                  (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company and by mailing notice thereof to the Holders of Securities of such one or more series, as their names and addresses appear in the Security Register. If the instrument of acceptance by a successor Trustee required by Section 6.11 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such one or more series or any Holder who has been a bona fide holder of a Security or Securities of such one or more series for at least six months may, subject to the provisions of Section 5.14, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor Trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor Trustee.

                  (c) The Trustee may be removed and a successor Trustee appointed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee so removed, to the successor Trustee and to the Company.

                  (d) If at any time:

                           (1) the Trustee shall fail to comply with Section 310(b) of the Trust Indenture Act after written request therefor by the Company or by any Holder who has been a bona fide holder of a Security for at least six months, or

                           (2) the Trustee shall cease to be eligible under
         Section 6.9 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                           (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee and appoint a successor Trustee with respect to all Securities, one copy of which Board Resolution shall be delivered to the Trustee so removed and one copy to the successor Trustee, or (ii) subject to Section 5.14, any Holder who has been a bona fide holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor Trustee.

                  (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 6.11. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 6.11, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 6.11, any Holder who has been a bona fide holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                  Section 6.11 ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

                  (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges pursuant to Section 6.7, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

                  (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts and hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

                  (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

                  (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

                  (e) Upon acceptance of appointment by a successor Trustee as provided in this Section, the Company shall mail notice of the succession of such Trustee hereunder to the Holders of the Securities of one or more or all series, as the case may be, to which the appointment of such successor Trustee relates as their names and addresses appear on the Security Register. If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Company.

                  Section 6.12 MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities; and in case at that time any of the Securities shall not have been authenticated, any successor Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Securities or in this Indenture provided that the certificate of the Trustee shall have; PROVIDED, HOWEVER, that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Securities in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

                  Section 6.13 PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY(1) . The Trustee shall comply with Section 311(a) of the Trust Indenture Act. A Trustee who has resigned or been removed shall be subject to Section 311(a) of the Trust Indenture Act to the extent indicated therein.

                                   ARTICLE 7

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

                  Section 7.1 COMPANY TO FURNISH TRUSTEE INFORMATION AS TO NAMES AND ADDRESSES OF HOLDERS. The Company covenants and agrees that it will furnish or cause to be furnished to the Trustee:

                  (a) Semi-annually, not later than November 1 and May 1 in each year, commencing May 1, [ ] a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of a date not more than 15 days prior to the time such list is furnished (unless the Trustee has such information); and

                  (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

PROVIDED, HOWEVER, that so long as the Trustee is the Security Registrar, no such list shall be required to be furnished.

                  Section 7.2 PRESERVATION OF INFORMATION; COMMUNICATIONS TO HOLDERS.

                  (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the Holders of Securities (1) contained in the most recent list furnished to it as provided in Section 7.1 and (2) received by it in the capacity of Paying Agent or Security Registrar (if so acting) hereunder.

                  The Trustee may destroy any list furnished to it as provided in Section 7.1 upon receipt of a new list so furnished.

                  (b) In case three or more Holders of Securities of any series (hereinafter called "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security of such series for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Securities of the same series or of all series, as the case may be, with respect to their rights under this Indenture or under the Securities of such series or of all series, as the case may be, and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five business days after the receipt of such application, at its election, either

                           (1) afford such applicants access to the information preserved at the time by the Trustee in accordance with the provisions of Subsection (a) of this Section 7.2, or

                           (2) inform such applicants as to the approximate number of Holders of Securities of such series or of all series, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee in accordance with the provisions of Subsection (a) of this Section 7.2, and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

                  If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder of Securities of such series or of all series, as the case may be, whose name and address appear in the information preserved at the time by the Trustee in accordance with the provisions of Subsection (a) of this Section 7.2, a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders of Securities of such series or of all series, as the case may be, or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If said Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, said Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

                  (c) Each and every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any Security Registrar nor any Paying Agent shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with the provisions of Subsection (b) of this Section 7.2, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under said Subsection
(b).

                  Section 7.3 REPORTS BY TRUSTEE.

                  (a) On or before July 15, [____] and on or before July 15 in every year thereafter, so long as required by the Trust Indenture Act, and so long as any Securities are Outstanding hereunder, the Trustee shall transmit by mail to all Holders of Securities of each series as provided in Section 313(c) of the Trust Indenture Act, a brief report dated as of such reporting date, if required by and in compliance with Section 313(a) of the Trust Indenture Act. The Trustee shall also comply with Section 313(b) of the Trust Indenture Act.

                  (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any of the Securities are listed and also with the Commission. The Company agrees to notify the Trustee when and as any of the Securities become listed on any stock exchange.

                  Section 7.4 REPORTS BY COMPANY.  The Company shall:

                  (a) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which such Issuer may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations; and

                  (b) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations.

                                   ARTICLE 8

                    CONSOLIDATION, MERGER, SALE OR CONVEYANCE

                  Section 8.1 CONSOLIDATIONS AND MERGERS OF COMPANY PERMITTED SUBJECT TO CERTAIN CONDITIONS. The Company shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and the Company shall not permit any Person to consolidate with or merge into the Company or convey, transfer or lease its properties and assets substantially as an entirety to the Company, unless:

                  (a) in case the Company shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Securities and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed;

                  (b) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing; and

                  (c) the Company has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

                  Section 8.2 RIGHTS AND DUTIES OF SUCCESSOR CORPORATION. Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 8.1, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.

                                   ARTICLE 9

                             SUPPLEMENTAL INDENTURES

                  Section 9.1 SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS. The Company, when authorized by a Board Resolution, and the Trustee may, from time to time and at any time, enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as in force at the date of the execution thereof), without the consent of any Holder of Securities, for one or more of the following purposes:

                           (1) to evidence the succession of another corporation
to the Company, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Company pursuant to Article Eight hereof;

                           (2) to add to the covenants of the Company for the
benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company;

                           (3) to add any additional Events of Default for the
benefit of the Holders of all or any series of Securities (and if such Events of Default are to be for the benefit of less than all series of Securities, stating that such Events of Default are expressly being included solely for the benefit of such series); PROVIDED, HOWEVER, that in respect of any such additional Events of Default such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default or may limit the right of the Holders of a majority in aggregate principal amount of that or those series of Securities to which such additional Events of Default apply to waive such default;

                           (4) to add to or change any of the provisions of this
Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in coupon form, registrable or not registrable as to principal, and to provide for exchangeability of such Securities with Securities issued hereunder in fully registered form;

                           (5) to change or eliminate any of the provisions of
this Indenture, provided that any such change or elimination shall become effective only when there is no Outstanding Security of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision;

                           (6) to secure any or all of the Securities;

                           (7) to establish the form or terms of Securities of
any series as permitted by Sections 2.1 and 3.1;

                           (8) to evidence and provide for the acceptance of
appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.11(b);

                           (9) to make any change that does not materially
adversely affect the interests of the Holders of Securities of any series then Outstanding;

                           (10) to add guarantees with respect to any or all of
the Securities;

                           (11) to provide for uncertificated Securities in
addition to or in place of certificated Securities (provided that the uncertificated Securities are issued in registered form for purposes of Section 163(f) of the Internal Revenue Code of 1986, as amended, or in a manner such that the uncertificated Securities are described in Section 163(f)(2)(B) of such Code);

                           (12) to cure any ambiguity, defect or inconsistency,
to correct or supplement any provision herein or in any supplemental indenture which may be defective or inconsistent with any other provision herein or in any supplemental indenture, or to make such other provisions with respect to matters or questions arising under this Indenture, provided, that, in the good faith opinion of the Board of Directors of the Company, such action shall not adversely affect the interests of the Holders of Securities of any series in any material respect; or

                           (13) to comply with any requirement of the Commission
in connection with the qualification of the Indenture under the Trust Indenture Act.

                  The Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property thereunder.

                  Any supplemental indenture authorized by the provisions of this Section 9.1 may be executed by the Company and the Trustee without the consent of the Holders of any of the Outstanding Securities, notwithstanding any of the provisions of Section 9.2.

                  Section 9.2 SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS. With the consent of the Holders of a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as in force at the date of execution thereof) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; PROVIDED, HOWEVER, that no such supplemental indenture shall (i) change the Stated Maturity of the principal of (or premium, if any, on), or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon, or reduce the amount of principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption or repayment at the option of the Holder, on or after the Redemption Date or Repayment Date, as the case may be), without the consent of the Holder of each Outstanding Security so affected, or (ii) reduce the aforesaid percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, without the consent of the Holders of all the Outstanding Securities of such series.

                  A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

                  Upon the request of the Company accompanied by a copy of a Board Resolution authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Holders as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture.

                  It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

                  Section 9.3 EXECUTION OF SUPPLEMENTAL INDENTURES. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.1) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

                  Section 9.4 EFFECT OF SUPPLEMENTAL INDENTURES. Upon the execution of any supplemental indenture pursuant to the provisions of this Article, this Indenture shall be and be deemed to be modified and amended in accordance therewith, and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the Holders shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

                  Section 9.5 REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES. Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

                                   ARTICLE 10

                       PARTICULAR COVENANTS OF THE COMPANY

                  Section 10.1 PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST. The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay or cause to be paid the principal of (and premium, if any, on) and interest on the Securities of that series in accordance with the terms of the Securities and this Indenture. Each installment of interest on any Security may at the Company's option be paid by mailing a check for such interest, payable to or upon the written order of the Person entitled thereto pursuant to Section 3.7, to the address of such Person as it appears on the Security Register. At the option of the Company, all payments of principal may be paid either by wire transfer of immediately available funds to an account designated in writing by such Person or by official bank check to the registered Holder of the Security or other person entitled thereto against surrender of such Security.

                  Section 10.2 MAINTENANCE OF OFFICE OR AGENCY. The Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange as in this Indenture provided and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give notice to the Trustee of the location, and any change in the location, of each such office or agency. In case the Company shall fail to maintain any such required office or agency or shall fail to give notice of the location or of any change thereof, presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee. The Company hereby initially appoints the Trustee as its office or agency for such purpose.

                  The Company may also from time to time designate one or more other offices or agencies in any location where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; PROVIDED, HOWEVER, that no such designation or rescission shall in any manner relieve the Company of its obligations to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

                  Section 10.3 MONEY FOR SECURITIES PAYMENTS TO BE HELD IN TRUST. If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of (or premium, if any, on) or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (or premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided. The Company will promptly notify the Trustee of any failure by the Company to take such action or failure so to act.

                  Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, on or prior to each due date of the principal of (or premium, if any, on) or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay the principal (or premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

                  The Company will cause each Paying Agent for any series of Securities, other than the Trustee, to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                           (1) hold all sums held by it for the payment of the
principal of (or premium, if any, on) or interest on Securities of that series (whether such sums have been paid to it by the Company or by any other obligor on the Securities) in trust for the benefit of the Persons entitled thereto;

                           (2) give the Trustee notice of any failure by the
Company (or any other obligor upon the Securities of that series) to make any payment of principal of (or premium, if any, on) or interest on the Securities of that series when the same shall be due and payable; and

                           (3) at any time during the continuance of any Event
of Default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

                  Anything in this Section to the contrary notwithstanding, the Company may, at any time, for the purpose of obtaining satisfaction and discharge of this Indenture, or for any other reason, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                  Section 10.4 STATEMENT BY OFFICERS AS TO DEFAULT. The Company will deliver to the Trustee, on or before a date not more than 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officer's Certificate stating, as to each officer signing such certificate, whether or not to the best of his knowledge the Company is in default in the performance and observance of any of the terms, provisions and conditions hereof, and, if the Company shall be in default, specifying all such defaults and the nature thereof of which he may have knowledge.

                  Section 10.5 ADDITIONAL AMOUNTS. The Company hereby agrees that any amounts to be paid by the Company with respect to each Security shall be paid without deduction or withholding for any and all present and future taxes, levies, imposts or other governmental charges whatsoever imposed, assessed, levied or collected by or for the account of the United Kingdom (or by or for the account of the jurisdiction of incorporation (other than the United States) of a successor corporation to the Company pursuant to Section 8.1, to the extent that such taxes first become applicable as a result of the successor corporation becoming the obligor on the Debt Securities) or any political subdivision or taxing authority thereof or therein ("Covered Taxes"). If deduction or withholding of any Covered Taxes shall at any time be required by the United Kingdom (or the jurisdiction of incorporation (other than the United States) of a successor corporation to the Company pursuant to Section 8.1) or any political subdivision or taxing authority thereof or therein, the Company shall (subject to compliance by the Holder or beneficial owner of the Security with any relevant administrative requirements) pay such additional amounts ("Additional Amounts") in respect of principal, premium, if any, interest, if any, and sinking fund or analogous payments, if any, as may be necessary in order that the net amount paid to the Holder of such Security or the Trustee under this Indenture, as the case may be, after such deduction or withholding, shall equal the respective amounts of principal, premium, if any, interest, if any, and sinking fund or analogous payments, if any, as specified in the Security to which such Holder or the Trustee is entitled; PROVIDED, HOWEVER, that the Company shall not be required to pay any Additional Amounts in respect of: (i) any present or future Covered Taxes which would not have been so imposed, assessed, levied or collected if the Holder or beneficial owner of such Security did not have some present or former connection with the United Kingdom (or the jurisdiction of incorporation of a successor corporation to the Company pursuant to Section 8.1) or any political subdivision thereof (or of any such jurisdiction of incorporation) other than holding or ownership of a Security, or the collection of principal and interest, if any, on, or the enforcement of such Security, which connection may include its domicile, residence or physical presence in any such jurisdiction, or its conduct of a business or maintenance of a permanent establishment therein, (ii) any present or future Covered Taxes which would not have been so imposed, assessed, levied or collected but for the fact that, where presentation is required, such Security was presented more than thirty days after the date such payment became due or was provided for, whichever is later, or (iii) any present or future Covered Taxes which would not have been so imposed, assessed, levied or collected but for the failure to comply with any certification, identification or other reporting requirements concerning the nationality, residence, identity or connection with the United Kingdom (or the jurisdiction of incorporation of a successor corporation to the Company pursuant to Section 8.1) or any political subdivision thereof of the Holder or beneficial owner of such Security, if compliance is required by statute or by rules or regulations of any such jurisidction as a condition to relief or exemption from Covered Taxes. The provisions described in (i) through (iii) above are referred to herein as "Excluded Taxes." The Company or any successor to the Company, as the case may be, shall indemnify and hold harmless each Holder of the Securities and upon written request reimburse each Holder for the amount of (i) any Covered Taxes levied or imposed and paid by such Holder of the Securities (other than Excluded Taxes) as a result of payments made with respect to the Securities,
(ii) any liability (including penalties, interest and expenses) arising from or in connection with the levying or imposing of any Covered Taxes, and (iii) any Covered Taxes with respect to payment of Additional Amounts or any reimbursement pursuant to this sentence. The Company or any successor to the Company, as the case may be, shall also (1) make such withholding or deduction, and (2) remit the full amount deducted or withheld to the relevant authority in accordance with applicable law. The Company or any successor to the Company, as the case may be, shall furnish the Trustee within 30 days after the date the payment of any Covered Taxes is due pursuant to applicable law, certified copies of tax receipts evidencing such payment by the Company or any successor to the Company, as the case may be, which the Trustee shall forward to the Holders of the Securities.

                  At least 30 days prior to each date on which any payment under or with respect to the Securities is due and payable, if the Company will be obligated to pay Additional Amounts with respect to such payments, the Company will deliver to the Trustee an Officer's Certificate stating the fact that such Additional Amounts will be payable, stating the amounts so payable and setting forth such other information as may be necessary to enable the Trustee to pay such Additional Amounts to Holders of the Securities on the payment date.

                  Whenever in this Indenture or any Security there is mentioned, in any context, the payment of the principal, premium, if any, or interest, or sinking fund or analogous payment, if any, in respect of such Security or overdue principal or overdue interest or overdue sinking fund or analogous payment, such mention shall be deemed to include mention of the payment of Additional Amounts provided for herein to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to the provisions of this Section and express mention thereof in any provisions hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made (if applicable).

                  The obligations of the Company (and any successor corporation to the Company pursuant to Section 8.1) under this Section 10.5 shall survive the termination of this Indenture and the payment of all amounts under or with respect to the Securities.

                                   ARTICLE 11

                            REDEMPTION OF SECURITIES

                  Section 11.1 APPLICABILITY OF ARTICLE. Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 3.1 for Securities of any series) in accordance with this Article.

                  Section 11.2 ELECTION TO REDEEM; NOTICE TO TRUSTEE. The right of the Company to elect to redeem any Securities of any series shall be set forth in the terms of such Securities of such series established in accordance with Section 3.1. The election of the Company to redeem any Securities shall be evidenced by a Board Resolution. In the case of any redemption at the election of the Company of less than all the Securities of any series, the Company shall, at least 31 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed and shall deliver to the Trustee such documentation and records as shall enable the Trustee to select the Securities to be redeemed pursuant to
Section 11.3. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officer's Certificate evidencing compliance with such restriction.

                  Section 11.3 SELECTION BY TRUSTEE OF SECURITIES TO BE REDEEMED. If less than all the Securities of any series are to be redeemed, the particular Securities to be redeemed shall be selected not more than 30 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as may be specified by the terms of such Securities or, if no such method is so specified, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions of the principal amount of Securities of such series; PROVIDED, however, that no such partial redemption shall reduce the portion of the principal amount of such Security not redeemed to less than the minimum authorized denomination for Securities of that series.

                  The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

                  For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

                  Section 11.4 NOTICE OF REDEMPTION. Notice of redemption shall be given by the Company or, at the Company's request, by the Trustee, in the name and at the expense of the Company, to the Holders of the Securities to be redeemed, by first-class mail, postage prepaid, mailed not less than 30 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

                  All notices of redemption shall state:

                           (1) the Redemption Date,

                           (2) the Redemption Price,

                           (3) if less than all the Outstanding Securities of
any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed,

                           (4) that on the Redemption Date the Redemption Price
will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

                           (5) the place or places where such Securities are to
be surrendered for payment of the Redemption Price, and

                           (6) that the redemption is for a sinking fund, if
such is the case.

                  Section 11.5 DEPOSIT OF REDEMPTION PRICE. On or before any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.3) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

                  Section 11.6 SECURITIES PAYABLE ON REDEMPTION DATE. Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; PROVIDED, HOWEVER, that unless otherwise specified as contemplated by Section 3.1, installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Regular Record Dates according to their terms and the provisions of Section 3.7.

                  If any Security called for redemption shall not be so paid upon surrender therefor, the principal and any premium shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

                  Section 11.7 SECURITIES REDEEMED IN PART. Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                  Section 11.8 OPTIONAL REDEMPTION OR ASSUMPTION OF SECURITIES UNDER CERTAIN CIRCUMSTANCES.

                  (a) Unless otherwise specified with respect to the Securities of any series, if as the result of any change in or any amendment to the laws, including any regulations thereunder and any applicable double taxation treaty or convention, of the United Kingdom (or the jurisdiction of incorporation (other than the United States) of a successor corporation to the Company pursuant to Section 8.1), or of any political subdivision or taxing authority thereof or therein affecting taxation, or any change in an application or interpretation of such laws, including any applicable double taxation treaty or convention, which change, amendment, application or interpretation ("Change") becomes effective on or after the original issuance date of such series (or, if such Change is imposed with respect to tax imposed with respect to payments from the jurisdiction in which a successor corporation to the Company pursuant to Section 8.1 is incorporated, such later date on which such successor corporation becomes a successor corporation to the Company pursuant to Section 8.1), it is determined by the Company based upon an opinion of independent counsel of recognized standing that
(i) the Company would be required to pay Additional Amounts (as defined in Section 10.5 herein) in respect of principal, premium, if any, interest, if any, or sinking fund or analogous payments, if any, on the next succeeding date for the payment thereof, or (ii) any taxes would be imposed (whether by way of deduction, withholding or otherwise) by the United Kingdom (or the jurisdiction of incorporation (other than the United States) of a successor corporation to the Company pursuant to Section 8.1) or by any political subdivision or taxing authority thereof or therein, upon or with respect to any principal, premium, if any, interest, if any, or sinking fund or analogous payments, if any, then the Company may, at its option, on giving not less than 30 nor more than 60 days' notice (which shall be irrevocable) redeem such series of Securities in whole, but not in part, at any time (except in the case of Securities of a series having a variable rate of interest, which may be redeemed only on an Interest Payment Date) at a Redemption Price equal to 100 percent of the principal amount thereof plus accrued interest to the Redemption Date (except in the case of outstanding Original Issue Discount Securities which may be redeemed at the Redemption Price specified by the terms of each series of such Securities); provided, however, that (i) no notice of redemption may be given more than 90 days prior to the earliest date on which the Company would be obligated to pay such Additional Amounts or such tax would be imposed, as the case may be, and
(ii) at the time that such notice of redemption is given, such obligation to pay Additional Amounts or such tax, as the case may be, remains in effect.

                  (b) Prior to any redemption of a series of Securities pursuant to paragraph (a) above, the Company shall provide the Trustee with an opinion of independent counsel of recognized standing which states that the conditions precedent to the right of the Company to redeem such Securities pursuant to this Section shall have occurred. Each such opinion of independent counsel of recognized standing shall be based on the laws in effect on the date of such opinion or to become effective on or before the next succeeding date of payment of principal, premium, if any, interest, if any, and sinking fund or analogous payments, if any. For purposes of this Section, all references to the Company in this paragraph shall include any successor corporation thereto pursuant to
Section 8.1.

                                   ARTICLE 12

                         REPAYMENT AT OPTION OF HOLDERS

                  Section 12.1 APPLICABILITY OF ARTICLE. Repayment of Securities of any series before their Stated Maturity at the option of Holders thereof shall be made in accordance with the terms of such Securities and (except as otherwise specified as contemplated by Section 3.1 for Securities of any series) in accordance with this Article.

                  Section 12.2 REPAYMENT OF SECURITIES. Securities of any series subject to repayment in whole or in part at the option of the Holders thereof will, unless otherwise provided in the terms of such Securities, be repaid at a price equal to the principal amount thereof, together with interest thereon accrued to the Repayment Date specified in the terms of such Securities. The Company covenants that on or before the Repayment Date it will deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.3) an amount of money sufficient to pay the principal (or, if so provided by the terms of the Securities of any series, a percentage of the principal) of, and (except if the Repayment Date shall be an Interest Payment Date) accrued interest on, all the Securities or portions thereof, as the case may be, to be repaid on such date.

                  Section 12.3 EXERCISE OF OPTION. Securities of any series subject to repayment at the option of the Holders thereof will contain an "Option to Elect Repayment" form on the reverse of such Securities. To be repaid at the option of the Holder, any Security so providing for such repayment, with the "Option to Elect Repayment" form on the reverse of such Security duly completed by the Holder, must be received by the Company at the Place of Payment therefor specified in the terms of such Security (or at such other place or places of which the Company shall from time to time notify the Holders of such Securities) not earlier than 30 days nor later than 15 days prior to the Repayment Date. If less than the entire principal amount of such Security is to be repaid in accordance with the terms of such Security, the principal amount of such Security to be repaid, in increments of $1,000 unless otherwise specified in the terms of such Security, and the denomination or denominations of the Security or Securities to be issued to the Holder for the portion of the principal amount of such Security surrendered that is not to be repaid must be specified. The principal amount of any Security providing for repayment at the option of the Holder thereof may not be repaid in part if, following such repayment, the unpaid principal amount of such Security would be less than the minimum authorized denomination of Securities of the series of which such Security to be repaid is a part. Except as otherwise may be provided by the terms of any Security providing for repayment at the option of the Holder thereof, exercise of the repayment option by the Holder shall be irrevocable unless waived by the Company.

                  Section 12.4 WHEN SECURITIES PRESENTED FOR REPAYMENT BECOME DUE AND PAYABLE. If Securities of any series providing for repayment at the option of the Holders thereof shall have been surrendered as provided in this Article and as provided by the terms of such Securities, such Securities or the portions thereof, as the case may be, to be repaid shall become due and payable and shall be paid by the Company on the Repayment Date therein specified, and on and after such Repayment Date (unless the Company shall default in the payment of such Securities on such Repayment Date) interest on such Securities or the portions thereof, as the case may be, shall cease to accrue.

                  Section 12.5 SECURITIES REPAID IN PART. Upon surrender of any Security which is to be repaid in part only, the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge and at the expense of the Company, a new Security or Securities of the same series, of any authorized denomination specified by the Holder, in an aggregate principal amount equal to and in exchange for the portion of the principal of such Security so surrendered which is not to be repaid.

                                   ARTICLE 13

                                  SINKING FUNDS

                  Section 13.1 APPLICABILITY OF ARTICLE. The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 3.1 for Securities of such series.

                  The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "Mandatory Sinking Fund Payment," and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "Optional Sinking Fund Payment." If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 13.2. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

                  Section 13.2 SATISFACTION OF SINKING FUND PAYMENTS WITH SECURITIES. The Company may (1) deliver to the Trustee Outstanding Securities of a series (other than any previously called for redemption) theretofore purchased or otherwise acquired by the Company and (2) receive credit for Securities of a series which have been previously delivered to the Trustee by the Company or for Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted Optional Sinking Fund Payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of the same series required to be made pursuant to the terms of such Securities as provided for by the terms of such Series, provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

                  Section 13.3 REDEMPTION OF SECURITIES FOR SINKING FUND. Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officer's Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering or crediting Securities of that series pursuant to
Section 13.2 (which Securities will, if not previously delivered, accompany such certificate) and whether the Company intends to exercise its right to make a permitted Optional Sinking Fund Payment with respect to such series. Such certificate shall be irrevocable and upon its delivery the Company shall be obligated to make the cash payment or payments therein referred to, if any, on or before the next succeeding sinking fund payment date. In the case of the failure of the Company to deliver such certificate, the sinking fund payment due on the next succeeding sinking fund payment date for that series shall be paid entirely in cash and shall be sufficient to redeem the principal amount of such Securities subject to a Mandatory Sinking Fund Payment without the option to deliver or credit Securities as provided in Section 13.2 and without the right to make any Optional Sinking Fund Payment, if any, with respect to such series.

                  Not more than 60 days before each such sinking fund payment date, the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 11.3 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 11.4. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 11.6 and 11.7.

                  Prior to any sinking fund payment date, the Company shall pay to the Trustee in cash a sum equal to any interest accrued to the date fixed for redemption of Securities or portions thereof to be redeemed on such sinking fund payment date pursuant to this Section 13.3.

                                   ARTICLE 14

                    IMMUNITY OF INCORPORATORS, SHAREHOLDERS,
                        OFFICERS, DIRECTORS AND EMPLOYEES

                  Section 14.1 EXEMPTION FROM INDIVIDUAL LIABILITY. No recourse under or upon any obligation, covenant or agreement of this Indenture, or of any Security, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, shareholder, officer, director or employee, as such , past, present or future, of the Company or of any successor corporation, either directly or through the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations of the Company, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, shareholders, officers, directors or employees, as such, of the Company or of any successor corporation, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom; and that any and all such personal liability, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, shareholder, officer, director or employee, as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of such Securities.

                                   ARTICLE 15

                                  SUBORDINATION

                  Section 15.1 AGREEMENT TO SUBORDINATE. The Company agrees, and each Holder of Securities by accepting a Security agrees, that the indebtedness evidenced by the Securities is subordinated in right of payment, to the extent and in the manner provided in this Article, to the prior payment in full of all Senior Debt and that the subordination is for the benefit of the holders of Senior Debt.

                  Section 15.2 LIQUIDATION; DISSOLUTION; BANKRUPTCY. Upon any distribution to creditors of the Company in a liquidation or dissolution of the Company or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Company or its property:

                           (1) holders of Senior Debt shall be entitled to receive payment in full in cash of the principal of and interest (including interest accruing after the commencement of any such proceeding) to the date of payment on the Senior Debt before Holders of Securities shall be entitled to receive any payment of principal of or interest on Securities; and

                           (2) until the Senior Debt is paid in full in cash, any distribution to which Holders of Securities would be entitled but for this Article shall be made to holders of Senior Debt as their interests may appear, except that Holders of Securities may receive securities that are subordinated to Senior Debt to at least the same extent as the Securities.

                  Section 15.3 DEFAULT ON SENIOR DEBT. The Company may not pay principal of or interest on the Securities and may not acquire any Securities for cash or property other than capital stock of the Company if:

                           (1) a default on Senior Debt occurs and is continuing that permits holders of such Senior Debt to accelerate its maturity, and

                           (2) the default is the subject of judicial proceedings or the Company receives a notice of the default from a person who may give it pursuant to Section 15.11. If the Company receives any such notice, a similar notice




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         received within nine months thereafter relating to the same default on the same issue of Senior Debt shall not be effective for purposes of this Section.

                  The Company may resume payments on the Securities and may acquire them when:

                  (a) the default is cured or waived, or

                  (b) 120 days pass after the notice is given if the default is not the subject of judicial proceedings, if this Article otherwise permits the payment or acquisition at that time.

                  Section 15.4 ACCELERATION OF SECURITIES. If payment of the Securities is accelerated because of an Event of Default, the Company shall promptly notify holders of Senior Debt of the acceleration. The Company may pay the Securities when 120 days pass after the acceleration occurs if this Article permits the payment at that time.

                  Section 15.5 WHEN DISTRIBUTION MUST BE PAID OVER. If a distribution is made to Holders of Securities that because of this Article should not have been made to them, the Holders of Securities who receive the distribution shall hold it in trust for holders of Senior Debt and pay it over to them as their interests may appear.

                  Section 15.6 NOTICE BY COMPANY. The Company shall promptly notify the Trustee and any Paying Agent of any facts known to the Company that would cause a payment of principal of or interest on Securities to violate this Article.

                  Section 15.7 SUBROGATION. After all Senior Debt is paid in full and until the Securities are paid in full, Holders of Securities shall be subrogated to the rights of holders of Senior Debt to receive distributions applicable to Senior Debt to the extent that distributions otherwise payable to the Holders of Securities have been applied to the payment of Senior Debt. A distribution made under this Article to holders of Senior Debt which otherwise would have been made to Holders of Securities is not, as between the Company and Holders of Securities, a payment by the Company on Senior Debt.

                  Section 15.8 RELATIVE RIGHTS. This Article defines the relative rights of Holders of Securities and holders of Senior Debt. Nothing in this Indenture shall:

                           (1) impair, as between the Company and Holders of Securities, the obligation of the Company, which is absolute and unconditional, to pay principal of and interest on the Securities in accordance with their terms;

                           (2) affect the relative rights of Holders of Securities and creditors of the Company other than holders of Senior Debt; or

                           (3) prevent the Trustee or any Holders of Securities from exercising its available remedies upon an Event of Default, subject to the rights of holders of Senior Debt to receive distributions otherwise payable to Holders of Securities.



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                  If the Company fails because of this Article to pay principal of or interest on a Security on the due date, the failure is still an Event of Default as provided elsewhere herein.

                  Section 15.9 SUBORDINATION MAY NOT BE IMPAIRED BY TRUST. No right of any holder of Senior Debt to enforce the subordination of the indebtedness evidenced by the Securities shall be impaired by any act or failure to act by the Company or by its failure to comply with this Indenture.

                  Section 15.10 DISTRIBUTION OR NOTICE TO REPRESENTATIVE. Whenever a distribution is to be made or a notice given to holders of Senior Debt, the distribution may be made and the notice given to their Representative.

                  Section 15.11 RIGHTS OF TRUSTEE AND PAYING AGENT. The Trustee or any Paying Agent may continue to make payments on the Securities until it receives notice of facts that would cause a payment of principal of or interest on the Securities to violate this Article. Only the Company, a Representative or a holder of an issue of Senior Debt that has no Representative may give the notice.

                                   ARTICLE 16

                            MISCELLANEOUS PROVISIONS

                  Section 16.1 SUCCESSORS AND ASSIGNS OF COMPANY BOUND BY INDENTURE. All the covenants, stipulations, promises and agreements in this Indenture contained by or on behalf of the Company shall bind its successors and assigns, whether so expressed or not.

                  Section 16.2 ACTS OF BOARD, COMMITTEE OR OFFICER OF SUCCESSOR CORPORATION VALID. Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Company shall and may be done and performed with like force and effect by the like board, committee or officer of any corporation that shall at that time be the successor of the Company.

                  Section 16.3 REQUIRED NOTICES OR DEMANDS. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the Holders to or on the Company may, except as otherwise provided in Section 5.1(4), be given or served by being deposited postage prepaid in a post office letter box in the United States addressed (until another address is filed by the Company with the Trustee), as follows:

                  To the company:

                  Carnival plc
                  Carnival House
                  5 Gainsford Street
                  London, SE1 2NE
                  United Kingdom


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

                  with a copy (which shall not constitute notice) to:

                  Carnival Corporation
                  Carnival Place
                  3655 N.W. 87th Avenue
                  Miami, Florida 33178-2428
                  Attention: Treasurer

                  Any notice, direction, request or demand by the Company or by any Holder to or upon the Trustee may be given or made, for all purposes, by being deposited postage prepaid in a post office letter box in the United States addressed to the Corporate Trust Office of the Trustee. Any notice required or permitted to be mailed to a Holder by the Company or the Trustee pursuant to the provisions of this Indenture shall be deemed to be properly mailed by being deposited postage prepaid in a post office letter box in the United States addressed to such Holder at the address of such Holder as shown on the Security Register. In any case, where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders.

                  Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  In case, by reason of the suspension of or irregularities in regular mail service, it shall be impractical to mail notice of any event to Holders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

                  Section 16.4 INDENTURE AND SECURITIES TO BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THIS INDENTURE AND EACH SECURITY SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE.

                  Section 16.5 INDENTURE MAY BE EXECUTED IN COUNTERPARTS. This Indenture may be executed in any number of counterparts, each of which shall be an original, but all of which shall together constitute one and the same instrument.




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                  IN WITNESS WHEREOF, the parties hereto have executed and
delivered this Indenture as of the date first above written



                                       CARNIVAL PLC


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:





                                       U.S. BANK NATIONAL ASSOCIATION


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:








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